Exhibit 99.2

Genworth™ Financial

FOURTH QUARTER FINANCIAL SUPPLEMENT

DECEMBER 31, 2005

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth’s fourth quarter results for 2005, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

This supplement compares current period results to earnings and other financial information from the fourth quarter of 2004 including pro forma earnings for the twelve months ended December 31, 2004. The pro forma financial information that is presented reflects the effect of the company’s corporate reorganization and the other transactions effected in connection with our initial public offering, completed in May, 2004.

Additional detail on the basis of financial information is provided on page 4 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Basis of Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO in 2004, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of the General Electric Company (“GE”). The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its financial information as if the company had been in existence throughout all relevant periods. The financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s financial information for periods prior to the corporate reorganization is not comparable to financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information for the twelve month period ended December 31, 2004 contained in this financial supplement reflects the company’s financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2004. There were no pro forma adjustments for the three month period ended December 31, 2004. The following transactions are reflected in the unaudited pro forma financial information:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds there from.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating earnings for the periods presented in this financial supplement other than a $22 million IPO-related tax charge recorded during the second quarter of 2004, a $68 million IPO-related net tax benefit recorded during the fourth quarter of 2004 and a $25 million after-tax gain related to our waiver of contractual rights under an outsourcing services agreement with GE’s global outsourcing provider, 60% of which was sold in the fourth quarter of 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three and twelve months ended December 31, 2005 and 2004 and to pro forma net operating earnings for the twelve months ended December 31, 2004.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings from continuing operations before accounting change under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of Corporate and Other segment net earnings to segment net operating earnings for the three and twelve months ended December 31, 2005 and 2004, and to pro forma segment net operating earnings for the twelve months ended December 31, 2004, presented in accordance with GAAP, see the tables on page 46 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, and group life and health insurance; (2) new and additional premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets; (4) written premiums gross of reinsurance and cancellations for payment protection insurance; and (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2005	December 31, 2004
Total stockholders’ equity, excluding accumulated other comprehensive income	$11,906	$11,257
Total accumulated other comprehensive income	1,404	1,609

Total stockholders’ equity	$13,310	$12,866

Book value per common share	$28.26	$26.28
Book value per common share, excluding accumulated other comprehensive income	$25.28	$22.99
Common shares outstanding as of balance sheet date	470.9	489.6

Basic and Diluted Shares	Three months ended December 31, 2005	Twelve months ended December 31, 2005
Weighted-average shares used in basic earnings per common share calculations	470.9	475.3
Dilutive securities:
Stock purchase contracts underlying equity units	7.1	5.5
Stock options, restricted stock units and stock appreciation rights	4.6	3.8

Weighted-average shares used in diluted earnings per common share calculations	482.6	484.6

Stock Purchase Contracts Underlying Equity Units

For more information on our Equity Units, see note 14 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2004.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares (a)
	$30.00	5.4
	$31.00	6.1
	$32.00	6.7
	$33.00	7.2
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.2
	$38.00	9.6
	$39.00	10.0
	$40.00	10.4

(a)	Incremental shares are calculated using the treasury stock method.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Reconciliation of Net Earnings to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004
Net earnings	$307	$346	$1,221	$1,157
Gain on sale of discontinued operations, net of taxes	—	—	—	(7)
Cumulative effect of accounting change, net of taxes	—	—	—	(5)

Net earnings from continuing operations before accounting change	307	346	1,221	1,145
Net realized investment losses (gains), net of taxes	(7)	1	1	(16)
Net tax benefit related to initial public offering	—	(68)	—	(46)
Gain on outsourcing service agreement, net of taxes	—	(25)	—	(25)

Net operating earnings	$300	$254	$1,222	$1,058

Net earnings from continuing operations before accounting change				$1,145
Excluded assets and liabilities (a)				7
Reinsurance transactions (b)				(4)
Capital structure and other (c)				(18)

Pro forma net earnings from continuing operations				1,130
Net realized investment gains, net of taxes				(15)
Net tax expense related to initial public offering				(46)
Gain on outsourcing service agreement, net of taxes				(25)

Pro forma net operating earnings				$1,044

Net earnings per common share:
Basic	$0.65	$0.71	$2.57	$2.36

Diluted	$0.64	$0.70	$2.52	$2.36

Net earnings from continuing operations before accounting change per common share:
Basic	$0.65	$0.71	$2.57	$2.34

Diluted	$0.64	$0.70	$2.52	$2.33

Net operating earnings per common share:
Basic	$0.64	$0.52	$2.57	$2.16

Diluted	$0.62	$0.52	$2.52	$2.16

Pro forma net earnings from continuing operations per common share:
Basic				$2.31

Diluted				$2.30

Pro forma net operating earnings per common share:
Basic				$2.13

Diluted				$2.13

Weighted-average common shares outstanding:
Basic	470.9	489.6	475.3	489.5

Diluted	482.6	492.4	484.6	490.5

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004.

The unaudited pro forma earnings information for 2004 gives effect to the reinsurance transactions as if each had occurred as of January 1, 2004 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2004. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business. The company’s pro forma statement of earnings for the twelve months ended December 31, 2004 excludes the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2004, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

Concurrently with the reinsurance transactions, the company contributed $1.836 billion of capital to UFLIC, which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified as (1) supporting the blocks of business reinsured for the reinsurance, and (2) representing surplus of subsidiaries providing assets that were contributed to UFLIC.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatory redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Fourth Quarter Results

Three and twelve months ended December 31, 2005 as compared to three and twelve months ended December 31, 2004

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Three months ended December 31,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income tax
Protection	$239	$218
Retirement Income and Investments	98	54
Mortgage Insurance	163	151
Corporate and Other	(41)	(8)

Earnings (loss) from continuing operations before income taxes	$459	$415

Net earnings (loss) from continuing operations
Protection	$152	$140
Retirement Income and Investments	68	35
Mortgage Insurance	119	107
Corporate and Other	(32)	64

Net earnings (loss) from continuing operations	$307	$346

Net operating earnings (loss)
Protection	$152	$140
Retirement Income and Investments	68	35
Mortgage Insurance	119	107
Corporate and Other	(39)	(28)

Net operating earnings (loss)	$300	$254

	Three months ended December 31,
EARNINGS PER COMMON SHARE	2005	2004
Net earnings from continuing operations per common share
Basic	$0.65	$0.71

Diluted	$0.64	$0.70

Net operating earnings per common share
Basic	$0.64	$0.52

Diluted	$0.62	$0.52

Weighted-average common shares outstanding:
Basic	470.9	489.6

Diluted	482.6	492.4

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Twelve months ended December 31,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$885	$834
Retirement Income and Investments	352	237
Mortgage Insurance	707	612
Corporate and Other	(146)	(13)
Affinity	—	(32)

Earnings (loss) from continuing operations before income taxes and accounting change	$1,798	$1,638

Net earnings (loss) from continuing operations before accounting change
Protection	$568	$528
Retirement Income and Investments	247	153
Mortgage Insurance	507	426
Corporate and Other	(101)	52
Affinity	—	(14)

Net earnings (loss) from continuing operations before accounting change	1,221	1,145
Gain on sale of discontinued operations, net of taxes	—	7
Cumulative effect of accounting changes, net of taxes	—	5

Net earnings (loss) from continuing operations	$1,221	$1,157

Net operating earnings (loss)
Protection	$568	$528
Retirement Income and Investments	247	153
Mortgage Insurance	507	426
Corporate and Other	(100)	(35)
Affinity	—	(14)

Net operating earnings (loss)	$1,222	$1,058

	Twelve months ended December 31,
EARNINGS PER COMMON SHARE	2005	2004
Basic earnings per common share:
Net earnings from continuing operations before accounting change	$2.57	$2.34
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Basic earnings per common share	$2.57	$2.36

Diluted earnings per common share:
Net earnings from continuing operations before accounting change	$2.52	$2.33
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Diluted earnings per common share	$2.52	$2.36

Net operating earnings per common share
Basic	$2.57	$2.16

Diluted	$2.52	$2.16

Weighted-average common shares outstanding:
Basic	475.3	489.5

Diluted	484.6	490.5

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Three months ended December 31,
	2005	2004
REVENUES:
Premiums	$1,531	$1,606
Net investment income	941	825
Net realized investment (losses) gains	11	(1)
Policy fees and other income	172	212

Total revenues	2,655	2,642

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,053	1,129
Interest credited	374	344
Acquisition and operating expenses, net of deferrals	513	457
Amortization of deferred acquisition costs and intangibles	176	234
Interest expense	80	63

Total benefits and expenses	2,196	2,227

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	459	415

Provision for income taxes	152	69
Effective tax rate	33.1%	16.6%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$307	$346

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Twelve months ended December 31,
	2005	2004
REVENUES:
Premiums	$6,297	$6,559
Net investment income	3,536	3,648
Net realized investment (losses) gains	(2)	26
Policy fees and other income	673	824

Total revenues	10,504	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4,205	4,804
Interest credited	1,425	1,432
Acquisition and operating expenses, net of deferrals	1,989	1,902
Amortization of deferred acquisition costs and intangibles	794	1,064
Interest expense	293	217

Total benefits and expenses	8,706	9,419

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,798	1,638
Provision for income taxes	577	493
Effective tax rate	32.1%	30.1%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$1,221	$1,145

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Statement of Financial Position

(amounts in millions)

	December 31, 2005	December 31, 2004
ASSETS
Investments:
Fixed maturities available-for-sale	$53,791	$52,424
Equity securities available-for-sale	367	374
Mortgage loans	7,558	6,051
Policy loans	1,350	1,224
Short-term investments	25	247
Restricted investments held by securitization entities	685	860
Other invested assets	2,772	3,996

Total investments	66,548	65,176
Cash and cash equivalents	1,875	1,963
Accrued investment income	733	733
Deferred acquisition costs	5,586	5,020
Intangible assets	782	780
Goodwill	1,450	1,465
Reinsurance recoverables	18,245	18,535
Other assets	967	1,322
Separate account assets	9,106	8,884

Total assets	$105,292	$103,878

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,749	$61,698
Liability for policy and contract claims	3,364	3,329
Unearned premiums	3,647	3,597
Other policyholder liabilities	507	638
Other liabilities	4,643	6,792
Non-recourse funding obligations	1,400	900
Short-term borrowings	152	559
Long-term borrowings	2,736	2,442
Senior notes underlying equity units	600	600
Mandatorily redeemable preferred stock	100	100
Deferred tax liability	1,318	624
Borrowings related to securitization entities	660	849
Separate account liabilities	9,106	8,884

Total liabilities	91,982	91,012

Commitments and contingencies

Stockholders’ equity
Common stock	—	—
Additional paid-in capital	10,671	10,612

Accumulated other comprehensive income:
Net unrealized investment gains	760	1,019
Derivatives qualifying as hedges	389	268
Foreign currency translation adjustments and other	255	321

Total accumulated other comprehensive income	1,404	1,608

Retained earnings	1,735	646
Treasury stock, at cost	(500)	—

Total stockholders’ equity	13,310	12,866

Total liabilities and stockholders’ equity	$105,292	$103,878

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Fourth Quarter Results by Segment

Three and twelve months ended December 31, 2005 as compared to three and twelve months ended December 31, 2004

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended December 31, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,099	$181	$229	$22	$1,531
Net investment income	338	493	77	33	941
Net realized investment gains	—	—	—	11	11
Policy fees and other income	93	63	11	5	172

Total revenues	1,530	737	317	71	2,655

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	722	255	66	10	1,053
Interest credited	98	276	—	—	374
Acquisition and operating expenses, net of deferrals	333	68	74	38	513
Amortization of deferred acquisition costs and intangibles	119	39	14	4	176
Interest expense	19	1	—	60	80

Total benefits and expenses	1,291	639	154	112	2,196

EARNINGS (LOSS) BEFORE INCOME TAXES	239	98	163	(41)	459
Provision for (benefit from) income taxes	87	30	44	(9)	152

NET EARNINGS (LOSS)	152	68	119	(32)	307
Net realized investment gains, net of taxes	—	—	—	(7)	(7)

NET OPERATING EARNINGS (LOSS)	$152	$68	$119	$(39)	$300

Three months ended December 31, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,094	$277	$213	$22	$1,606
Net investment income	311	417	68	29	825
Net realized investment losses	—	—	—	(1)	(1)
Policy fees and other income	102	58	8	44	212

Total revenue	1,507	752	289	94	2,642

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	705	363	53	8	1,129
Interest credited	91	253	—	—	344
Acquisition and operating expenses, net of deferrals	307	48	69	33	457
Amortization of deferred acquisition costs and intangibles	180	34	16	4	234
Interest expense	6	—	—	57	63

Total benefits and expenses	1,289	698	138	102	2,227

EARNINGS (LOSS) BEFORE INCOME TAXES	218	54	151	(8)	415
Provision for (benefit from) income taxes	78	19	44	(72)	69

NET EARNINGS	140	35	107	64	346

Net realized investment loss, net of taxes	—	—	—	1	1
Net tax benefit related to initial public offering	—	—	—	(68)	(68)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	(25)

NET OPERATING EARNINGS (LOSS)	$140	$35	$107	$(28)	$254

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Twelve months ended December 31, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$4,476	$855	$882	$84	$—	$6,297
Net investment income	1,284	1,813	287	152	—	3,536
Net realized investment losses	—	—	—	(2)	—	(2)
Policy fees and other income	366	244	45	18	—	673

Total revenues	6,126	2,912	1,214	252	—	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,894	1,111	162	38	—	4,205
Interest credited	369	1,056	—	—	—	1,425
Acquisition and operating expenses, net of deferrals	1,337	259	289	104	—	1,989
Amortization of deferred acquisition costs and intangibles	589	131	56	18	—	794
Interest expense	52	3	—	238	—	293

Total benefits and expenses	5,241	2,560	507	398	—	8,706

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	885	352	707	(146)	—	1,798
Provision for (benefit from) income taxes	317	105	200	(45)	—	577

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	568	247	507	(101)	—	1,221
Net realized investment losses, net of taxes	—	—	—	1	—	1

NET OPERATING EARNINGS (LOSS)	$568	$247	$507	$(100)	$—	$1,222

Twelve months ended December 31, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$4,481	$1,094	$800	$96	$88	$6,559
Net investment income	1,224	1,996	254	148	26	3,648
Net realized investment gains	—	—	—	26	—	26
Policy fees and other income	359	271	36	54	104	824

Total revenue	6,064	3,361	1,090	324	218	11,057

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	2,890	1,633	165	36	80	4,804
Interest credited	362	1,070	—	—	—	1,432
Acquisition and operating expenses, net of deferrals	1,184	250	262	83	123	1,902
Amortization of deferred acquisition costs and intangibles	779	170	51	17	47	1,064
Interest expense	15	1	—	201	—	217

Total benefits and expenses	5,230	3,124	478	337	250	9,419

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	834	237	612	(13)	(32)	1,638
Provision for (benefit from) income taxes	306	84	186	(65)	(18)	493

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	528	153	426	52	(14)	1,145
Net realized investment gains, net of taxes	—	—	—	(16)	—	(16)
Net tax benefit related to initial public offering	—	—	—	(46)	—	(46)
Gain on outsourcing services agreement, net of taxes				(25)		(25)

NET OPERATING EARNINGS (LOSS)	$528	$153	$426	$(35)	$(14)	$1,058

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended December 31, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$207	$429	$297	$166	$1,099
Net investment income	134	171	21	12	338
Policy fees and other income	80	5	5	3	93

Total revenues	421	605	323	181	1,530

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	158	399	52	113	722
Interest credited	59	38	—	1	98
Acquisition and operating expenses, net of deferrals	36	79	173	45	333
Amortization of deferred acquisition costs and intangibles	26	22	61	10	119
Interest expense	19	—	—	—	19

Total benefits and expenses	298	538	286	169	1,291

EARNINGS BEFORE INCOME TAXES	123	67	37	12	239
Provision for income taxes	44	24	15	4	87

SEGMENT NET EARNINGS	$79	$43	$22	$8	$152

Three months ended December 31, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$192	$396	$347	$159	$1,094
Net investment income	115	158	27	11	311
Policy fees and other income	93	2	2	5	102

Total revenues	400	556	376	175	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	378	51	110	705
Interest credited	60	31	—	—	91
Acquisition and operating expenses, net of deferrals	27	63	168	49	307
Amortization of deferred acquisition costs and intangibles	37	13	121	9	180
Interest expense	6	—	—	—	6

Total benefits and expenses	296	485	340	168	1,289

EARNINGS BEFORE INCOME TAXES	104	71	36	7	218
Provision for income taxes	37	25	14	2	78

SEGMENT NET EARNINGS	$67	$46	$22	$5	$140

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Twelve months ended December 31, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$813	$1,680	$1,324	$659	$4,476
Net investment income	493	652	94	45	1,284
Policy fees and other income	317	15	21	13	366

Total revenues	1,623	2,347	1,439	717	6,126

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	663	1,547	231	453	2,894
Interest credited	235	132	—	2	369
Acquisition and operating expenses, net of deferrals	134	298	734	171	1,337
Amortization of deferred acquisition costs and intangibles	111	103	332	43	589
Interest expense	52	—	—	—	52

Total benefits and expenses	1,195	2,080	1,297	669	5,241

EARNINGS BEFORE INCOME TAXES	428	267	142	48	885
Provision for income taxes	153	95	52	17	317

SEGMENT NET EARNINGS	$275	$172	$90	$31	$568

Twelve months ended December 31, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$759	$1,672	$1,427	$623	$4,481
Net investment income	444	631	106	43	1,224
Policy fees and other income	315	8	16	20	359

Total revenues	1,518	2,311	1,549	686	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	633	1,565	263	429	2,890
Interest credited	242	119	—	1	362
Acquisition and operating expenses, net of deferrals	117	274	617	176	1,184
Amortization of deferred acquisition costs and intangibles	125	85	535	34	779
Interest expense	15	—	—	—	15

Total benefits and expenses	1,132	2,043	1,415	640	5,230

EARNINGS BEFORE INCOME TAXES	386	268	134	46	834
Provision for income taxes	141	96	53	16	306

SEGMENT NET EARNINGS	$245	$172	$81	$30	$528

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended December 31, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$181	$—	$—	$181
Net investment income	361	6	126	493
Policy fees and other income	5	58	—	63

Total revenues	547	64	126	737

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	255	—	—	255
Interest credited	165	5	106	276
Acquisition and operating expenses, net of deferrals	28	36	4	68
Amortization of deferred acquisition costs and intangibles	34	5	—	39
Interest expense	1	—	—	1

Total benefits and expenses	483	46	110	639

EARNINGS BEFORE INCOME TAXES	64	18	16	98
Provision for income taxes	21	4	5	30

SEGMENT NET EARNINGS	$43	$14	$11	$68

Three months ended December 31, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	319	4	94	417
Policy fees and other income	3	55	—	58

Total revenues	599	59	94	752

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	361	2	—	363
Interest credited	173	3	77	253
Acquisition and operating expenses, net of deferrals	19	28	1	48
Amortization of deferred acquisition costs and intangibles	27	7	—	34
Interest expense	—	—	—	—

Total benefits and expenses	580	40	78	698

EARNINGS BEFORE INCOME TAXES	19	19	16	54
Provision for income taxes	10	3	6	19

SEGMENT NET EARNINGS	$9	$16	$10	$35

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Twelve months ended December 31, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$855	$—	$—	$855
Net investment income	1,352	19	442	1,813
Policy fees and other income	17	227	—	244

Total revenues	2,224	246	442	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,104	7	—	1,111
Interest credited	668	13	375	1,056
Acquisition and operating expenses, net of deferrals	118	131	10	259
Amortization of deferred acquisition costs and intangibles	114	17	—	131
Interest expense	3	—	—	3

Total benefits and expenses	2,007	168	385	2,560

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	217	78	57	352
Provision for income taxes	66	19	20	105

SEGMENT NET EARNINGS	$151	$59	$37	$247

Twelve months ended December 31, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$1,094	$—	$—	$1,094
Net investment income	1,604	60	332	1,996
Policy fees and other income	14	257	—	271

Total revenues	2,712	317	332	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,613	20	—	1,633
Interest credited	748	41	281	1,070
Acquisition and operating expenses, net of deferrals	114	132	4	250
Amortization of deferred acquisition costs and intangibles	108	62	—	170
Interest expense	1	—	—	1

Total benefits and expenses	2,584	255	285	3,124

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	128	62	47	237
Provision for income taxes	49	18	17	84

SEGMENT NET EARNINGS	$79	$44	$30	$153

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended December 31, 2005	U. S.	International	Total
REVENUES:
Premiums	$112	$117	$229
Net investment income	33	44	77
Policy fees and other income	6	5	11

Total revenues	151	166	317

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	16	66
Acquisition and operating expenses, net of deferrals	38	36	74
Amortization of deferred acquisition costs and intangibles	9	5	14

Total benefits and expenses	97	57	154

EARNINGS BEFORE INCOME TAXES	54	109	163
Provision for income taxes	7	37	44

SEGMENT NET EARNINGS	$47	$72	$119

Three months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$112	$101	$213
Net investment income	34	34	68
Policy fees and other income	3	5	8

Total revenues	149	140	289

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	14	53
Acquisition and operating expenses, net of deferrals	39	30	69
Amortization of deferred acquisition costs and intangibles	10	6	16

Total benefits and expenses	88	50	138

EARNINGS BEFORE INCOME TAXES	61	90	151
Provision for income taxes	11	33	44

SEGMENT NET EARNINGS	$50	$57	$107

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Twelve months ended December 31, 2005	U. S.	International	Total
REVENUES:
Premiums	$447	$435	$882
Net investment income	130	157	287
Policy fees and other income	26	19	45

Total revenues	603	611	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	117	45	162
Acquisition and operating expenses, net of deferrals	161	128	289
Amortization of deferred acquisition costs and intangibles	35	21	56

Total benefits and expenses	313	194	507

EARNINGS BEFORE INCOME TAXES	290	417	707
Provision for income taxes	52	148	200

SEGMENT NET EARNINGS	$238	$269	$507

Twelve months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$460	$340	$800
Net investment income	132	122	254
Policy fees and other income	17	19	36

Total revenues	609	481	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	127	38	165
Acquisition and operating expenses, net of deferrals	163	99	262
Amortization of deferred acquisition costs and intangibles	31	20	51

Total benefits and expenses	321	157	478

EARNINGS BEFORE INCOME TAXES	288	324	612
Provision for income taxes	64	122	186

SEGMENT NET EARNINGS	$224	$202	$426

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended December 31, 2005	Total
REVENUES:
Premiums	$22
Net investment income	33
Net realized investment gains	11
Policy fees and other income	5

Total revenues	71

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10
Acquisition and operating expenses, net of deferrals	38
Amortization of deferred acquisition costs and intangibles	4
Interest expense	60

Total benefits and expenses	112

LOSS BEFORE INCOME TAXES	(41)
Benefit from income taxes	(9)

SEGMENT NET LOSS	(32)
Net realized investment gains, net of taxes	(7)

NET OPERATING LOSS	$(39)

Three months ended December 31, 2004	Total
REVENUES:
Premiums	$22
Net investment income	29
Net realized investment losses	(1)
Policy fees and other income	44

Total revenues	94

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8
Acquisition operating expenses, net of deferrals	33
Amortization of deferred acquisition costs and intangibles	4
Interest expense	57

Total benefits and expenses	102

LOSS BEFORE INCOME TAXES	(8)
Benefit from income taxes	(72)

SEGMENT NET GAIN	64
Net realized investment losses, net of taxes	1
Net tax benefit related to initial public offering	(68)
Gain on outsourcing services agreement, net of taxes	(25)

NET OPERATING LOSS	$(28)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Twelve months ended December 31, 2005	Total
REVENUES:
Premiums	$84
Net investment income	152
Net realized investment losses	(2)
Policy fees and other income	18

Total revenues	252

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38
Acquisition and operating expenses, net of deferrals	104
Amortization of deferred acquisition costs and intangibles	18
Interest expense	238

Total benefits and expenses	398

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(146)
Benefit from income taxes	(45)

SEGMENT NET LOSS	(101)
Net realized investment losses, net of taxes	1

NET OPERATING LOSS	$(100)

Twelve months ended December 31, 2004	Total
REVENUES:
Premiums	$96
Net investment income	148
Net realized investment gains	26
Policy fees and other income	54

Total revenues	324

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36
Acquisition and operating expenses, net of deferrals	83
Amortization of deferred acquisition costs and intangibles	17
Interest expense	201

Total benefits and expenses	337

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(13)
Benefit for income taxes	(65)

SEGMENT NET GAIN	52
Net realized investment gains, net of taxes	(16)
Net tax benefit related to initial public offering	(46)
Gain on outsourcing services agreement, net of taxes	(25)

NET OPERATING LOSS	$(35)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,531	$1,547	$1,614	$1,605	$6,297	$1,606	$1,523	$1,708	$1,722	$6,559
Net investment income	941	902	842	851	3,536	825	785	1,001	1,037	3,648
Net realized investment (losses) gains	11	(7)	—	(6)	(2)	(1)	3	8	16	26
Policy fees and other income	172	186	154	161	673	212	159	204	249	824

Total revenues	2,655	2,628	2,610	2,611	10,504	2,642	2,470	2,921	3,024	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,053	1,026	1,051	1,075	4,205	1,129	1,034	1,290	1,351	4,804
Interest credited	374	364	347	340	1,425	344	328	364	396	1,432
Acquisition and operating expenses, net of deferrals	513	506	523	447	1,989	457	411	511	523	1,902
Amortization of deferred acquisition costs and intangibles	176	217	208	193	794	234	230	270	330	1,064
Interest expense	80	72	69	72	293	63	60	47	47	217

Total benefits and expenses	2,196	2,185	2,198	2,127	8,706	2,227	2,063	2,482	2,647	9,419

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	459	443	412	484	1,798	415	407	439	377	1,638
Provision for income taxes	152	136	127	162	577	69	136	171	117	493

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	307	307	285	322	1,221	346	271	268	260	1,145
Net realized investment losses (gains), net of taxes	(7)	4	—	4	1	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$300	$311	$285	$326	$1,222	$254	$269	$285	$250	$1,058

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,099	$1,120	$1,129	$1,128	$4,476	$1,094	$1,085	$1,132	$1,170	$4,481
Net investment income	338	321	311	314	1,284	311	298	306	309	1,224
Policy fees and other income	93	108	77	88	366	102	91	79	87	359

Total revenues	1,530	1,549	1,517	1,530	6,126	1,507	1,474	1,517	1,566	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	722	732	702	738	2,894	705	698	727	760	2,890
Interest credited	98	90	91	90	369	91	91	90	90	362
Acquisition and operating expenses, net of deferrals	333	328	349	327	1,337	307	279	307	291	1,184
Amortization of deferred acquisition costs and intangibles	119	161	159	150	589	180	186	184	229	779
Interest expense	19	13	11	9	52	6	4	2	3	15

Total benefits and expenses	1,291	1,324	1,312	1,314	5,241	1,289	1,258	1,310	1,373	5,230

EARNINGS BEFORE INCOME TAXES	239	225	205	216	885	218	216	207	193	834
Provision for income taxes	87	80	73	77	317	78	81	78	69	306

SEGMENT NET EARNINGS	$152	$145	$132	$139	$568	$140	$135	$129	$124	$528

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$181	$189	$241	$244	$855	$277	$219	$321	$277	$1,094
Net investment income	493	455	432	433	1,813	417	393	569	617	1,996
Policy fees and other income	63	61	62	58	244	58	52	76	85	271

Total revenues	737	705	735	735	2,912	752	664	966	979	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	255	247	301	308	1,111	363	281	495	494	1,633
Interest credited	276	274	256	250	1,056	253	237	274	306	1,070
Acquisition and operating expenses, net of deferrals	68	66	66	59	259	48	59	68	75	250
Amortization of deferred acquisition costs and intangibles	39	33	32	27	131	34	25	54	57	170
Interest expense	1	1	1	—	3	—	—	1	—	1

Total benefits and expenses	639	621	656	644	2,560	698	602	892	932	3,124

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	98	84	79	91	352	54	62	74	47	237
Provision for income taxes	30	25	19	31	105	19	22	27	16	84

SEGMENT NET EARNINGS	$68	$59	$60	$60	$247	$35	$40	$47	$31	$153

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$229	$218	$220	$215	$882	$213	$197	$195	$195	$800
Net investment income	77	73	68	69	287	68	65	61	60	254
Policy fees and other income	11	12	12	10	45	8	10	10	8	36

Total revenues	317	303	300	294	1,214	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	66	36	39	21	162	53	46	27	39	165
Acquisition and operating expenses, net of deferrals	74	81	75	59	289	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	14	18	13	11	56	16	12	11	12	51

Total benefits and expenses	154	135	127	91	507	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	163	168	173	203	707	151	150	163	148	612
Provision for income taxes	44	42	52	62	200	44	48	49	45	186

SEGMENT NET EARNINGS	$119	$126	$121	$141	$507	$107	$102	$114	$103	$426

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$20	$24	$18	$84	$22	$22	$26	$26	$96
Net investment income	33	53	31	35	152	29	29	57	33	148
Net realized investment (losses) gains	11	(7)	—	(6)	(2)	(1)	3	8	16	26
Policy fees and other income	5	5	3	5	18	44	6	2	2	54

Total revenues	71	71	58	52	252	94	60	93	77	324

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	11	9	8	38	8	9	10	9	36
Acquisition and operating expenses, net of deferrals	38	31	33	2	104	33	9	22	19	83
Amortization of deferred acquisition costs and intangibles	4	5	4	5	18	4	7	3	3	17
Interest expense	60	58	57	63	238	57	56	44	44	201

Total benefits and expenses	112	105	103	78	398	102	81	79	75	337

(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(41)	(34)	(45)	(26)	(146)	(8)	(21)	14	2	(13)
(Benefit from) provision for income taxes	(9)	(11)	(17)	(8)	(45)	(72)	(15)	24	(2)	(65)

SEGMENT NET (LOSS) EARNINGS	(32)	(23)	(28)	(18)	(101)	64	(6)	(10)	4	52
Net realized investment losses (gains), net of taxes	(7)	4	—	4	1	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING (LOSS) EARNINGS	$(39)	$(19)	$(28)	$(14)	$(100)	$(28)	$(8)	$7	$(6)	$(35)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Affinity

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$34	$54	$88
Net investment income	—	—	—	—	—	—	—	8	18	26
Policy fees and other income	—	—	—	—	—	—	—	37	67	104

Total revenues	—	—	—	—	—	—	—	79	139	218

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	31	49	80
Acquisition and operating expenses, net of deferrals	—	—	—	—	—	—	—	49	74	123
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	18	29	47

Total benefits and expenses	—	—	—	—	—	—	—	98	152	250

LOSS BEFORE INCOME TAXES	—	—	—	—	—	—	—	(19)	(13)	(32)
Benefit from income taxes	—	—	—	—	—	—	—	(7)	(11)	(18)

SEGMENT NET LOSS	$—	$—	$—	$—	$—	$—	$—	$(12)	$(2)	$(14)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

STATISTICAL DATA

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$40,539	59%	$40,507	59%	$40,813	60%	$40,644	61%	$40,150	60%
Private		13,252	20%	13,062	19%	12,606	19%	11,997	18%	12,274	18%
Equity securities, available-for-sale
Common stocks and mutual funds		54	0%	62	0%	50	0%	52	0%	82	0%
Preferred stocks		152	0%	133	0%	137	0%	132	0%	125	0%
Investment in special purpose entities		161	0%	171	0%	172	0%	171	1%	167	1%
Commercial mortgage loans		7,558	11%	7,272	11%	6,859	10%	6,279	9%	6,051	9%
Policy loans		1,350	2%	1,353	2%	1,233	2%	1,232	2%	1,224	2%
Restricted investments held by securitization entities		685	1%	753	1%	781	1%	815	1%	860	1%
Cash, cash equivalents and short-term investments		1,900	3%	1,860	3%	1,545	2%	1,526	2%	2,210	3%
Other invested assets		2,772	4%	3,198	5%	3,669	6%	3,823	6%	3,996	6%

Total invested assets and cash		$68,423	100%	$68,371	100%	$67,865	100%	$66,671	100%	$67,139	100%

		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$29,295	72%	$28,966	72%	$29,191	72%	$29,107	72%	$28,635	71%
2	Baa	9,072	23%	9,345	23%	9,447	23%	9,472	23%	9,344	23%
3	Ba	1,466	4%	1,575	4%	1,529	4%	1,439	4%	1,415	4%
4	B	557	1%	440	1%	465	1%	474	1%	651	2%
5	Caa and lower	79	0%	122	0%	119	0%	91	0%	63	0%
6	In or near default	13	0%	12	0%	26	0%	26	0%	15	0%
Not rated	Not rated	57	0%	47	0%	36	0%	35	0%	27	0%

	Total public fixed maturities	$40,539	100%	$40,507	100%	$40,813	100%	$40,644	100%	$40,150	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$7,452	56%	$7,201	55%	$6,907	56%	$6,350	53%	$6,501	53%
2	Baa	5,091	39%	5,081	39%	4,818	38%	4,743	40%	4,768	39%
3	Ba	485	4%	535	4%	550	4%	543	5%	605	5%
4	B	157	1%	139	1%	217	2%	175	1%	202	2%
5	Caa and lower	16	0%	36	0%	39	0%	46	0%	103	1%
6	In or near default	34	0%	50	1%	55	0%	37	0%	43	0%
Not rated	Not rated	17	0%	20	0%	20	0%	103	1%	52	0%

	Total private fixed maturities	$13,252	100%	$13,062	100%	$12,606	100%	$11,997	100%	$12,274	100%

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$805	2%	$715	1%	$731	1%	$493	1%	$572	1%
Tax exempt	2,890	6%	2,913	6%	2,995	6%	3,016	6%	3,030	6%
Foreign government	1,806	3%	1,793	3%	1,887	3%	1,808	3%	1,744	3%
U.S. corporate	26,122	49%	26,617	50%	27,058	51%	26,623	51%	27,101	52%
Foreign corporate	9,405	17%	9,144	17%	8,776	16%	8,651	16%	8,100	15%
Mortgage-backed	8,736	16%	8,553	16%	8,451	16%	8,722	17%	8,577	17%
Asset-backed	4,027	7%	3,834	7%	3,521	7%	3,328	6%	3,300	6%

Total fixed maturities	$53,791	100%	$53,569	100%	$53,419	100%	$52,641	100%	$52,424	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$11,400	32%	$11,151	31%	$10,915	31%	$10,658	30%	$10,357	30%
Utilities and energy	6,836	19%	6,963	19%	7,171	20%	6,985	20%	7,056	20%
Consumer—non cyclical	4,632	13%	4,734	13%	4,877	14%	4,705	13%	4,351	12%
Consumer—cyclical	2,642	7%	2,719	8%	2,670	7%	2,634	8%	2,666	8%
Capital goods	2,043	6%	2,134	6%	2,194	6%	2,289	6%	2,240	6%
Industrial	2,141	6%	2,146	6%	2,269	6%	2,384	7%	2,475	7%
Technology and communications	2,424	7%	2,476	7%	2,473	7%	2,329	7%	2,223	6%
Transportation	1,325	4%	1,317	4%	1,240	3%	1,156	3%	1,063	3%
Other	2,084	6%	2,121	6%	2,025	6%	2,134	6%	2,770	8%

Total	$35,527	100%	$35,761	100%	$35,834	100%	$35,274	100%	$35,201	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,812	5%	$2,646	5%	$2,858	5%	$2,652	5%	$2,040	4%
Due after one year through five years	10,144	19%	10,331	19%	10,382	20%	10,329	20%	10,749	20%
Due after five years through ten years	11,218	21%	11,567	22%	11,514	22%	11,658	22%	11,842	23%
Due after ten years	16,854	31%	16,638	31%	16,693	31%	15,952	30%	15,916	30%

Subtotal	41,028	76%	41,182	77%	41,447	78%	40,591	77%	40,547	77%
Mortgage-backed and asset backed	12,763	24%	12,387	23%	11,972	22%	12,050	23%	11,877	23%

Total fixed maturities	$53,791	100%	$53,569	100%	$53,419	100%	$52,641	100%	$52,424	100%

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,272	30%	$2,191	30%	$2,043	30%	$1,850	30%	$1,796	30%
South Atlantic	1,586	21%	1,508	21%	1,451	21%	1,234	20%	1,239	20%
Middle Atlantic	1,088	14%	1,081	15%	998	15%	989	16%	953	16%
East North Central	794	11%	766	10%	704	10%	662	11%	682	11%
Mountain	580	8%	514	7%	496	7%	471	8%	463	8%
West South Central	336	4%	346	5%	306	5%	304	5%	306	5%
West North Central	440	6%	431	6%	432	6%	366	5%	252	4%
East South Central	280	4%	268	4%	261	4%	230	3%	225	4%
New England	182	2%	167	2%	168	2%	173	2%	135	2%

Total	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%	$6,051	100%

Property Type
Office	$2,197	28%	$2,156	30%	$1,914	28%	$1,861	30%	$1,822	30%
Industrial	2,109	28%	2,017	28%	1,963	29%	1,845	30%	1,797	30%
Retail	2,092	28%	2,046	28%	1,938	28%	1,701	27%	1,574	26%
Apartments	833	11%	746	10%	708	10%	655	10%	650	11%
Mixed use/other	327	5%	307	4%	336	5%	217	3%	208	3%

Total	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%	$6,051	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,407	45%	$3,330	46%	$3,247	47%	$3,122	49%	$3,073	50%
$5 million but less than $10 million	1,831	24%	1,720	23%	1,647	24%	1,457	23%	1,442	24%
$10 million but less than $20 million	1,427	19%	1,382	19%	1,245	18%	1,072	17%	1,009	17%
$20 million but less than $30 million	448	6%	466	6%	323	5%	350	6%	334	5%
$30 million and over	469	6%	429	6%	446	6%	324	5%	237	4%

Total	$7,582	100%	$7,327	100%	$6,908	100%	$6,325	100%	$6,095	100%

	December 31, 2005	December 31, 2004
Allowance for Losses on Mortgage Loans
Balance, beginning of year	$52	$50
Provisions	11	7
Releases	(32)	—
Deductions for write-downs and dispositions	—	(5)

Balance, end of year	$31	$52

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2005
	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$705	$692	$657	$665	$2,719
Fixed maturities—non-taxable	32	31	33	32	128
Mortgage loans	145	116	98	98	457
Equity securities	7	6	6	6	25
Other Investments	19	21	16	17	73
Policy loans	29	27	27	27	110
Restricted investments held by securitization entities	11	12	13	14	50
Cash, cash equivalents and short-term investments	12	16	8	9	45

Total Cash and Invested Assets	960	921	858	868	3,607

Investment Expenses	(19)	(19)	(16)	(17)	(71)

Total Net Investment Income	$941	$902	$842	$851	$3,536

Annualized Yields
Fixed maturities—taxable	5.7%	5.7%	5.5%	5.5%	5.6%
Fixed maturities—non-taxable	4.5%	4.5%	4.5%	4.5%	4.5%
Mortgage loans	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	9.4%	9.0%	8.6%	8.9%	8.9%
Other Investments	7.9%	8.5%	7.3%	8.5%	8.1%
Policy loans	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	6.2%	6.2%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	2.5%	3.7%	2.2%	2.0%	2.5%

Total Cash and Invested Assets	5.9%	5.8%	5.5%	5.6%	5.7%

Investment Expenses	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Total Net Investment Income	5.8%	5.7%	5.4%	5.5%	5.6%

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(amounts in millions)

Deferred Acquisition Costs	Total	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other
Unamortized balance as of September 30, 2005	$5,448	$4,482	$837	$124	$5
Costs deferred	262	186	54	20	2
Amortization, net of interest accretion	(126)	(75)	(36)	(13)	(2)
Impact of foreign currency translation	(13)	(13)	—	—	—

Unamortized balance as of December 31, 2005	5,571	4,580	855	131	5
Accumulated effect of net unrealized investment gains	15	(12)	27	—	—

Balance as of December 31, 2005	$5,586	$4,568	$882	$131	$5

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

	Three months ended December 31,
	2005	2004
Spread-Based Retail Products
Fixed Annuities
Account value, net of reinsurance, beginning of period	$15,676	$14,832
Deposits	356	483
Interest credited	151	153
Surrenders, benefits and product charges	(636)	(345)

Account value, net of reinsurance, end of period	15,547	15,123

Single Premium Income Annuities
Account value, net of reinsurance, beginning of period	5,578	5,253
Premiums and deposits	240	242
Interest credited	79	77
Surrenders, benefits and product charges	(217)	(228)

Account value, net of reinsurance, end of period	5,680	5,344

Structured Settlements
Account value, net of reinsurance, beginning of period	831	420
Premiums and deposits	41	116
Interest credited	12	9
Surrenders, benefits and product charges	(13)	(12)

Account value, net of reinsurance, end of period	871	533

Total Spread-Based Retail Products, net of reinsurance	$22,098	$21,000

Spread-Based Institutional Products
GICs and Funding Agreements
Account value, net of reinsurance, beginning of period	$9,998	$9,329
Deposits	587	873
Interest credited	107	77
Surrenders and benefits	(915)	(738)

Account value, end of period	9,777	9,541

Total Spread-Based Products Assets Under Management	$31,875	$30,541

Fee-Based Products
Variable Annuities
Account value, net of reinsurance, beginning of period	$1,795	$842
Deposits	293	203
Interest credited and investment performance	38	62
Surrenders, benefits and product charges	(33)	(13)

Account value, net of reinsurance, end of period	2,093	1,094

Variable Life Insurance
Account value, beginning of the period	355	322
Deposits	8	9
Interest credited and investment performance	12	25
Surrenders, benefits and product charges	(12)	(11)

Account value, end of period	363	345

	Three months ended December 31,
	2005	2004
Third Party Assets
Private Asset Management
Account value, beginning of the period	3,137	2,475
Deposits	275	188
Interest credited and investment performance	67	224
Surrenders, benefits and product charges	(127)	(112)

Account value, end of period	3,352	2,775

Genworth Financial Advisors (Formerly Personal Advisors Network)
Account value, beginning of the period	1,640	1,036
Deposits	198	112
Interest credited and investment performance	5	58
Surrenders, benefits and product charges	(15)	(8)

Account value, end of period	1,828	1,198

Total Third Party Assets	5,180	3,973

Total Fee-Based Products Assets Under Management	$7,636	$5,412

Assets Under Management, net of reinsurance	$39,511	$35,953

Reinsured products
Account value, beginning of period	$21,293	$21,991
Deposits	7	52
Interest credited and investment performance	416	851
Surrenders, benefits and product charges	(712)	(604)

Account value, end of period	$21,004	$22,290

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

	2005				2004
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional Products
Guaranteed investment contracts (GICs)	$3,142	$3,217	$3,264	$3,302	$3,352	$3,412	$3,517	$3,474
Funding agreements backing notes	3,957	4,054	3,172	3,381	3,405	2,992	2,844	2,963
Funding agreements	2,678	2,727	2,726	2,725	2,784	2,925	3,024	3,024

	$9,777	$9,998	$9,162	$9,408	$9,541	$9,329	$9,385	$9,461

Funding agreements by liquidity provisions:
7 day	$—	$—	$—	$—	$—	$50	$100	$100
30 day	—	—	—	—	—	150	200	350
90 day	558	858	1,108	1,308	1,518	1,610	1,660	1,960
180 day	450	550	350	150	100	—	—	—
No put	1,385	1,035	985	1,010	900	850	850	500
13 month rolling maturity	275	275	275	250	250	250	200	100
Accrued interest	10	9	8	7	16	15	14	14

Total funding agreements	$2,678	$2,727	$2,726	$2,725	$2,784	$2,925	$3,024	$3,024

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Sales

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Total
Protection Segment

Annualized first-year premiums: (a)

Term life	$37	$38	$34	$29	$138	$27	$102
Financial Intermediaries	1	1	1	2	5	2	7
Independent Producers	36	37	33	27	133	25	95

Universal life	27	19	14	13	73	12	42
Financial Intermediaries	—	—	—	1	1	—	1
Independent Producers	27	19	14	12	72	12	40
Dedicated Sales Specialists	—	—	—	—	—	—	1

Long-term care	46	41	42	41	170	41	162
Financial Intermediaries	9	10	9	10	38	11	41
Independent Producers	16	14	16	14	60	12	47
Independent Channels	25	24	25	24	98	23	88
Dedicated Sales Specialists	21	17	17	17	72	18	74

Group life and health	69	37	38	30	174	66	171
Independent Producers	69	37	38	30	174	66	171

Total annualized first-year premiums	179	135	128	113	555	146	477

Written premiums: (b)
Payment protection	421	454	501	453	1,829	351	1,501

Total protection segment	$600	$589	$629	$566	$2,384	$497	$1,978

(a)	In our Protection segment, sales from our term life, long-term care and group life and health insurance products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first year premiums and deposits.
(b)	In our Protection segment, sales from our payment protection insurance business represent total written premiums gross of reinsurance and cancellations during the specified period.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Sales, continued

(amounts in millions)

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Total
Retirement Income and Investments (RI&I) Segment (c)

Spread-based retail Structured Annuities (d)	$51	$50	$93	$153	$347	$104	$535

Income annuities	193	190	164	166	713	212	764
Financial Intermediaries	131	119	103	88	441	127	459
Independent Producers	58	67	57	70	252	79	288
Dedicated Sales Specialists	4	4	4	8	20	6	17

Fixed annuities	343	378	686	364	1,771	283	1,719
Financial Intermediaries	336	368	668	353	1,725	276	1,677
Independent Producers	4	7	14	7	32	4	25
Dedicated Sales Specialists	3	3	4	4	14	3	17

Total spread-based retail	587	618	943	683	2,831	599	3,018

Fee-based
Variable Annuities (e)	335	241	254	264	1,094	256	1,075
Financial Intermediaries	305	219	238	244	1,006	236	1,002
Independent Producers	10	7	6	9	32	8	33
Dedicated Sales Specialists	20	15	10	11	56	12	40

Variable life	3	3	5	3	14	4	18
Financial Intermediaries	3	2	5	3	13	3	14
Independent Producers	—	1	—	—	1	1	3
Dedicated Sales Specialists	—	—	—	—	—	—	1

Managed assets	473	429	378	323	1,603	301	1,143
Independent Producers	226	210	222	193	851	161	642
Dedicated Sales Specialists	247	219	156	130	752	140	501

Total fee-based	811	673	637	590	2,711	561	2,236

Spread-based institutional (d)
Guaranteed investment contracts (GICs)	31	81	105	49	266	96	361
Funding agreements backing notes	500	1,000	150	300	1,950	600	1,490
Funding agreements	—	—	100	—	100	100	300

Total spread-based institutional	531	1,081	355	349	2,316	796	2,151

Total RI&I segment	$1,929	$2,372	$1,935	$1,622	$7,858	$1,956	$7,405

Mortgage Insurance Segment (f)
New insurance written:
U.S. Mortgage Insurance	$6,690	$7,220	$7,220	$5,666	$26,796	$7,074	$28,133
Flow	6,567	7,073	6,533	4,983	25,156	6,338	24,425
Bulk	62	147	687	683	1,579	736	3,708
Pool	61	—	—	—	61	—	—

International Mortgage Insurance	21,880	21,030	21,403	14,243	78,556	15,225	51,838
Flow	19,230	18,556	14,070	12,743	64,599	13,842	49,170
Bulk	2,650	2,474	7,333	1,500	13,957	1,383	2,668

Total Mortgage Insurance segment	$28,570	$28,250	$28,623	$19,909	$105,352	$22,299	$79,971

(c)	In our Retirement Income and Investments segment, sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products, as well as our fee-based and spread-based institutional products, represent new and additional premiums/deposits.
(d)	All Structured Annuities and institutional products are sold by independent producers
(e)	Sales from our variable annuities include additional deposits on existing policies, including policies reinsured in connection with our corporate reorganization. Following is a table representing the additional deposits on policies reinsured:

2005					2004
Q4	Q3	Q2	Q1	Total	Q4
$10	$17	$28	$38	$93	$50

(f)	In our Mortgage Insurance segment, all sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance

(dollar amounts in millions)

	As of or for the three months ended December 31,
	2005	2004
Primary Insurance in Force
U.S. Mortgage Insurance	$100,200	$108,900
International Mortgage Insurance	244,200	192,600

Total primary insurance in force	$344,400	$301,500

Total Risk in Force
U.S. Mortgage Insurance	$22,300	$23,700
International Mortgage Insurance (a)	79,000	62,000

Total risk in force	$101,300	$85,700

New Insurance Written
U.S. Mortgage Insurance	$6,700	$7,100
International Mortgage Insurance	21,900	15,200

Total new insurance written	$28,600	$22,300

Net Premiums Written
U.S. Mortgage Insurance	$112	$111
International Mortgage Insurance	212	169

Total net premiums written	$324	$280

Loss Ratio (b)
U.S. Mortgage Insurance	45%	35%
International Mortgage Insurance	14%	14%
Total loss ratio	29%	25%

Expense Ratio (c)
U.S. Mortgage Insurance	42%	44%
International Mortgage Insurance	19%	21%
Total expense ratio	27%	30%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in force, we have computed an “Effective Risk in Force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. As of December 31, 2005 and 2004, this factor was 35%.
(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, U.S. Only

(dollar amounts in millions)

	As of or for the three months ended December 31,
	2005	2004
New Risk Written
Flow	$1,667	$1,638
Bulk	2	9

Total Primary	1,669	1,647
Pool	2	—

Total	$1,671	$1,647

Risk in Force
Flow	$21,375	$22,666
Bulk	363	303

Total Primary	21,738	22,969
Pool	554	736

Total	$22,292	$23,705

Risk in Force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores <575	2%	2%

Bulk by FICO Scores >619	96%	91%
Bulk by FICO Scores 575-619	2%	5%
Bulk by FICO Scores <575	2%	4%

Primary A minus and sub-prime	10.4%	9.9%

Primary Loans
Primary total loans in force	744,970	830,688
Primary total loans in default	27,391	28,467
Primary loans total default rate	3.7%	3.4%

Flow loans in default	26,163	26,737
Flow loans default rate	4.1%	3.7%

Bulk loans in default	1,228	1,730
Bulk loans default rate	1.2%	1.6%

A minus and sub-prime loans in default	7,072	7,068
A minus and sub-prime loans default rate	10.5%	10.1%

Pool Loans
Pool loans in default	597	777
Pool loans default rate	3.1%	3.1%

Claims Paid
Primary Claims Paid (includes LAE)	33.8	38.4
Pool Claims Paid (includes LAE)	0.1	0.1
Primary Average Claim Severity	95%	96%

Other Measures
Flow Persistency (a)	68%	64%
Gross written premiums ceded to captives/total gross written premiums	24%	25%
Risk to capital ratio (b)	8.2:1	7.7:1

(a)	Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconcilations, flow persistency would be 65% and 59% for the three months ended December 31, 2005 and December 31, 2004, respectively.
(b)	Certain states limit a private mortgage insurer’s risk in force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of September 30, 2005 and September 30, 2004.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Fourth Quarter Results

Twelve months ended December 31, 2005 as compared to

pro forma twelve months ended December 31, 2004

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

EARNINGS BY SEGMENT	Twelve months ended December 31, 2005	Pro forma Twelve months ended December 31, 2004
Earnings (loss) from continuing operations before income taxes
Protection	$885	$832
Retirement Income and Investments	352	230
Mortgage Insurance	707	612
Corporate and Other	(146)	(50)

Earnings (loss) from continuing operations before income taxes	$1,798	$1,624

Net earnings (loss) from continuing operations
Protection	$568	$527
Retirement Income and Investments	247	148
Mortgage Insurance	507	426
Corporate and Other (see reconciliation below)	(101)	29

Net earnings (loss) from continuing operations	$1,221	$1,130

Net operating earnings (loss)
Protection	$568	$527
Retirement Income and Investments	247	148
Mortgage Insurance	507	426
Corporate and Other (see reconciliation below)	(100)	(57)

Net operating earnings (loss)	$1,222	$1,044

EARNINGS PER COMMON SHARE	For the Twelve months ended December 31, 2005	Pro forma for the Twelve months ended December 31, 2004
Net earnings from continuing operations per common share
Basic	$2.57	$2.31

Diluted	$2.52	$2.30

Net operating earnings per common share
Basic	$2.57	$2.13

Diluted	$2.52	$2.13

Weighted-average common shares outstanding
Basic	475.3	489.5

Diluted	484.6	490.5

Reconciliation of Corporate and Other segment net loss to segment net operating loss and pro forma segment net operating loss

	Twelve months ended December 31,
	2005	2004
Segment net (loss) earnings from continuing operations	$(101)	$52
Net realized investment losses (gains), net of taxes	1	(16)
Net tax expense related to initial public offering	—	(46)
Gain on outsourcing services agreement, net of taxes	—	(25)

Segment net operating loss	$(100)	$(35)

Segment net (loss) earnings from continuing operations		$52
Excluded assets and liabilities (a)		(7)
Reinsurance transactions (b)		2
Capital structure and other (c)		(18)

Pro forma segment net loss		29

Net realized investment gains, net of taxes		(15)
Net tax expense related to initial public offering		(46)
Gain on outsourcing services agreement, net of taxes		(25)

Pro forma segment net operating loss		$(57)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Twelve months ended December 31, 2005	Pro forma Twelve months ended December 31, 2004
REVENUES:
Premiums	$6,297	$6,388
Net investment income	3,536	3,160
Net realized investment (losses) gains	(2)	23
Policy fees and other income	673	664

Total revenues	10,504	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4,205	4,340
Interest credited	1,425	1,319
Acquisition and operating expenses, net of deferrals	1,989	1,747
Amortization of deferred acquisition costs and intangibles	794	962
Interest expense	293	243

Total benefits and expenses	8,706	8,611

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,798	1,624
Provision for income taxes	577	494
Effective tax rate	32.1%	30.4%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$1,221	$1,130

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Fourth Quarter Results by Segment

Twelve months ended December 31, 2005 as compared to

pro forma twelve months ended December 31, 2004

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Twelve months ended December 31, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$4,476	$855	$882	$84	$6,297
Net investment income	1,284	1,813	287	152	3,536
Net realized investment losses	—	—	—	(2)	(2)
Policy fees and other income	366	244	45	18	673

Total revenues	6,126	2,912	1,214	252	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,894	1,111	162	38	4,205
Interest credited	369	1,056	—	—	1,425
Acquisition and operating expenses, net of deferrals	1,337	259	289	104	1,989
Amortization of deferred acquisition costs and intangibles	589	131	56	18	794
Interest expense	52	3	—	238	293

Total benefits and expenses	5,241	2,560	507	398	8,706

EARNINGS (LOSS) BEFORE INCOME TAXES	885	352	707	(146)	1,798
Provision for (benefit from) income taxes	317	105	200	(45)	577

NET EARNINGS (LOSS)	568	247	507	(101)	1,221
Net realized investment losses, net of taxes	—	—	—	1	1

NET OPERATING EARNINGS (LOSS)	$568	$247	$507	$(100)	$1,222

Pro forma twelve months ended December 31, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Pro forma total
REVENUES:
Premiums	$4,398	$1,094	$800	$96	$6,388
Net investment income	1,178	1,582	254	146	3,160
Net realized investment gains	—	—	—	23	23
Policy fees and other income	359	215	36	54	664

Total revenues	5,935	2,891	1,090	319	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,788	1,352	165	35	4,340
Interest credited	362	957	—	—	1,319
Acquisition and operating expenses, net of deferrals	1,167	229	262	89	1,747
Amortization of deferred acquisition costs and intangibles	771	122	51	18	962
Interest expense	15	1	—	227	243

Total benefits and expenses	5,103	2,661	478	369	8,611

EARNINGS (LOSS) BEFORE INCOME TAXES	832	230	612	(50)	1,624
Provision for (benefit from) income taxes	305	82	186	(79)	494

NET EARNINGS (LOSS)	527	148	426	29	1,130
Net realized investment gains, net of taxes	—	—	—	(15)	(15)
Net tax benefit related to initial public offering	—	—	—	(46)	(46)
Gain on outsourcing service agreement, net of taxes	—	—	—	(25)	(25)

NET OPERATING EARNINGS (LOSS)	$527	$148	$426	$(57)	$1,044

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Twelve months ended December 31, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$813	$1,680	$1,324	$659	$4,476
Net investment income	493	652	94	45	1,284
Policy fees and other income	317	15	21	13	366

Total revenues	1,623	2,347	1,439	717	6,126

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	663	1,547	231	453	2,894
Interest credited	235	132	—	2	369
Acquisition and operating expenses, net of deferrals	134	298	734	171	1,337
Amortization of deferred acquisition costs and intangibles	111	103	332	43	589
Interest expense	52	—	—	—	52

Total benefits and expenses	1,195	2,080	1,297	669	5,241

EARNINGS BEFORE INCOME TAXES	428	267	142	48	885
Provision for income taxes	153	95	52	17	317

SEGMENT NET EARNINGS	$275	$172	$90	$31	$568

Pro forma twelve months ended December 31, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Pro forma total
REVENUES:
Premiums	$759	$1,589	$1,427	$623	$4,398
Net investment income	444	585	106	43	1,178
Policy fees and other income	315	8	16	20	359

Total revenues	1,518	2,182	1,549	686	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	633	1,463	263	429	2,788
Interest credited	242	119	—	1	362
Acquisition and operating expenses, net of deferrals	117	257	617	176	1,167
Amortization of deferred acquisition costs and intangibles	125	77	535	34	771
Interest expense	15	—	—	—	15

Total benefits and expenses	1,132	1,916	1,415	640	5,103

EARNINGS BEFORE INCOME TAXES	386	266	134	46	832
Provision for income taxes	141	95	53	16	305

SEGMENT NET EARNINGS	$245	$171	$81	$30	$527

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Twelve months ended December 31, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$855	$—	$—	$855
Net investment income	1,352	19	442	1,813
Policy fees and other income	17	227	—	244

Total revenues	2,224	246	442	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,104	7	—	1,111
Interest credited	668	13	375	1,056
Acquisition and operating expenses, net of deferrals	118	131	10	259
Amortization of deferred acquisition costs and intangibles	114	17	—	131
Interest expense	3	—	—	3

Total benefits and expenses	2,007	168	385	2,560

EARNINGS BEFORE INCOME TAXES	217	78	57	352
Provision for income taxes	66	19	20	105

SEGMENT NET EARNINGS	$151	$59	$37	$247

Pro forma twelve months ended December 31, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Pro forma total
REVENUES:
Premiums	$1,094	$—	$—	$1,094
Net investment income	1,239	11	332	1,582
Policy fees and other income	14	201	—	215

Total revenues	2,347	212	332	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,345	7	—	1,352
Interest credited	667	9	281	957
Acquisition and operating expenses, net of deferrals	111	114	4	229
Amortization of deferred acquisition costs and intangibles	106	16	—	122
Interest expense	1	—	—	1

Total benefits and expenses	2,230	146	285	2,661

EARNINGS BEFORE INCOME TAXES	117	66	47	230
Provision for income taxes	46	19	17	82

SEGMENT NET EARNINGS	$71	$47	$30	$148

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Twelve months ended December 31, 2005	U. S.	International	Total
REVENUES:
Premiums	$447	$435	$882
Net investment income	130	157	287
Policy fees and other income	26	19	45

Total revenues	603	611	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	117	45	162
Acquisition and operating expenses, net of deferrals	161	128	289
Amortization of deferred acquisition costs and intangibles	35	21	56

Total benefits and expenses	313	194	507

EARNINGS BEFORE INCOME TAXES	290	417	707
Provision for income taxes	52	148	200

SEGMENT NET EARNINGS	$238	$269	$507

Pro forma Twelve months ended December 31, 2004	U. S.	International	Pro forma total
REVENUES:
Premiums	$460	$340	$800
Net investment income	132	122	254
Policy fees and other income	17	19	36

Total revenues	609	481	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	127	38	165
Acquisition and operating expenses, net of deferrals	163	99	262
Amortization of deferred acquisition costs and intangibles	31	20	51

Total benefits and expenses	321	157	478

EARNINGS BEFORE INCOME TAXES	288	324	612
Provision for income taxes	64	122	186

SEGMENT NET EARNINGS	$224	$202	$426

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment. Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Twelve months ended December 31, 2005	Total
REVENUES:
Premiums	$84
Net investment income	152
Net realized investment losses	(2)
Policy fees and other income	18

Total revenues	252

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38
Acquisition and operating expenses, net of deferrals	104
Amortization of deferred acquisition costs and intangibles	18
Interest expense	238

Total benefits and expenses	398

LOSS BEFORE INCOME TAXES	(146)
Benefit from income taxes	(45)

SEGMENT NET LOSS	(101)
Net realized investment losses, net of taxes	1

NET OPERATING LOSS	$(100)

Pro forma twelve months ended December 31, 2004	Pro forma total
REVENUES:
Premiums	$96
Net investment income	146
Net realized investment gains	23
Policy fees and other income	54

Total revenues	319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35
Acquisition and operating expenses, net of deferrals	89
Amortization of deferred acquisition costs and intangibles	18
Interest expense	227

Total benefits and expenses	369

LOSS BEFORE INCOME TAXES	(50)
Benefit from income taxes	(79)

SEGMENT NET GAIN	29
Net realized investment gains, net of taxes	(15)
Net tax benefit related to initial public offering	(46)
Gain on outsourcing services agreement, net of taxes	(25)

NET OPERATING LOSS	$(57)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

								PRO FORMA

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,531	$1,547	$1,614	$1,605	$6,297	$1,606	$1,523	$1,640	$1,619	$6,388
Net investment income	941	902	842	851	3,536	825	785	797	753	3,160
Net realized investment (losses) gains	11	(7)	—	(6)	(2)	(1)	3	6	15	23
Policy fees and other income	172	186	154	161	673	212	159	144	149	664

Total revenues	2,655	2,628	2,610	2,611	10,504	2,642	2,470	2,587	2,536	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,053	1,026	1,051	1,075	4,205	1,129	1,034	1,097	1,080	4,340
Interest credited	374	364	347	340	1,425	344	328	324	323	1,319
Acquisition and operating expenses, net of deferrals	513	506	523	447	1,989	457	411	451	428	1,747
Amortization of deferred acquisition costs and intangibles	176	217	208	193	794	234	230	229	269	962
Interest expense	80	72	69	72	293	63	60	59	61	243

Total benefits and expenses	2,196	2,185	2,198	2,127	8,706	2,227	2,063	2,160	2,161	8,611

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	459	443	412	484	1,798	415	407	427	375	1,624
Provision for income taxes	152	136	127	162	577	69	136	168	121	494

NET EARNINGS FROM CONTINUING OPERATIONS	307	307	285	322	1,221	346	271	259	254	1,130
Net realized investment losses (gains), net of taxes	(7)	4	—	4	1	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$300	$311	$285	$326	$1,222	$254	$269	$277	$244	$1,044

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

								PRO FORMA

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,099	$1,120	$1,129	$1,128	$4,476	$1,094	$1,085	$1,098	$1,121	$4,398
Net investment income	338	321	311	314	1,284	311	298	288	281	1,178
Policy fees and other income	93	108	77	88	366	102	91	79	87	359

Total revenues	1,530	1,549	1,517	1,530	6,126	1,507	1,474	1,465	1,489	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	722	732	702	738	2,894	705	698	691	694	2,788
Interest credited	98	90	91	90	369	91	91	90	90	362
Acquisition and operating expenses, net of deferrals	333	328	349	327	1,337	307	279	297	284	1,167
Amortization of deferred acquisition costs and intangibles	119	161	159	150	589	180	186	179	226	771
Interest expense	19	13	11	9	52	6	4	2	3	15

Total benefits and expenses	1,291	1,324	1,312	1,314	5,241	1,289	1,258	1,259	1,297	5,103

EARNINGS BEFORE INCOME TAXES	239	225	205	216	885	218	216	206	192	832
Provision for income taxes	87	80	73	77	317	78	81	77	69	305

SEGMENT NET EARNINGS	$152	$145	$132	$139	$568	$140	$135	$129	$123	$527

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

								PRO FORMA

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$181	$189	$241	$244	$855	$277	$219	$321	$277	$1,094
Net investment income	493	455	432	433	1,813	417	393	395	377	1,582
Policy fees and other income	63	61	62	58	244	58	52	53	52	215

Total revenues	737	705	735	735	2,912	752	664	769	706	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	255	247	301	308	1,111	363	281	370	338	1,352
Interest credited	276	274	256	250	1,056	253	237	234	233	957
Acquisition and operating expenses, net of deferrals	68	66	66	59	259	48	59	61	61	229
Amortization of deferred acquisition costs and intangibles	39	33	32	27	131	34	25	35	28	122
Interest expense	1	1	1	—	3	—	—	1	—	1

Total benefits and expenses	639	621	656	644	2,560	698	602	701	660	2,661

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	98	84	79	91	352	54	62	68	46	230
Provision for income taxes	30	25	19	31	105	19	22	25	16	82

SEGMENT NET EARNINGS	$68	$59	$60	$60	$247	$35	$40	$43	$30	$148

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

								PRO FORMA

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$229	$218	$220	$215	$882	$213	$197	$195	$195	$800
Net investment income	77	73	68	69	287	68	65	61	60	254
Policy fees and other income	11	12	12	10	45	8	10	10	8	36

Total revenues	317	303	300	294	1,214	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	66	36	39	21	162	53	46	27	39	165
Acquisition and operating expenses, net of deferrals	74	81	75	59	289	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	14	18	13	11	56	16	12	11	12	51

Total benefits and expenses	154	135	127	91	507	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	163	168	173	203	707	151	150	163	148	612
Provision for income taxes	44	42	52	62	200	44	48	49	45	186

SEGMENT NET EARNINGS	$119	$126	$121	$141	$507	$107	$102	$114	$103	$426

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

								PRO FORMA

	2005					2004
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$20	$24	$18	$84	$22	$22	$26	$26	$96
Net investment income	33	53	31	35	152	29	29	53	35	146
Net realized investment (losses) gains	11	(7)	—	(6)	(2)	(1)	3	6	15	23
Policy fees and other income	5	5	3	5	18	44	6	2	2	54

Total Revenue	71	71	58	52	252	94	60	87	78	319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	11	9	8	38	8	9	9	9	35
Acquisition and operating expenses, net of deferrals	38	31	33	2	104	33	9	28	19	89
Amortization of deferred acquisition costs and intangibles	4	5	4	5	18	4	7	4	3	18
Interest expense	60	58	57	63	238	57	56	56	58	227

Total benefits and expenses	112	105	103	78	398	102	81	97	89	369

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(41)	(34)	(45)	(26)	(146)	(8)	(21)	(10)	(11)	(50)
(Benefit from) provision for income taxes	(9)	(11)	(17)	(8)	(45)	(72)	(15)	17	(9)	(79)

SEGMENT NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(32)	(23)	(28)	(18)	(101)	64	(6)	(27)	(2)	29
Net realized investment losses (gains), net of taxes	(7)	4	—	4	1	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING LOSS	$(39)	$(19)	$(28)	$(14)	$(100)	$(28)	$(8)	$(9)	$(12)	$(57)

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-

Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-

Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

Genworth Life Insurance Company	A+	AA-	Aa3	AA-

Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company (a)	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Company	AA	Aa2	AA

Genworth Financial Mortgage Insurance Pty.Limited	AA	Aa2	AA

Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA

Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(a)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL

4Q 2005 FINANCIAL SUPPLEMENT

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 24 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com